Exhibit 10.1

AMENDMENT NO. 2 TO NOTE SUBSCRIPTION AGREEMENT

This Amendment No. 2 to Note Subscription Agreement (this “Amendment”) is made and entered into effective as of June 5, 2026, by and between Marti Technologies, Inc., a Cayman Islands exempted company (f/k/a Galata Acquisition Corp.) (the “Company”), Callaway Capital Management, LLC (the “Commitment Party”) and 405 MSTV I LP, New Holland Tactical Alpha Fund LP, and Callaway Capital Management, LLC (together with the Commitment Party, each a “Subscriber”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Note Subscription Agreement (as defined below).

WHEREAS, the Company and the Subscribers entered into that certain Note Subscription Agreement, dated April 16, 2025 (as amended by Amendment No. 1 thereto, dated October 31, 2025, the “Note Subscription Agreement”), pursuant to which, among others, the Subscriber agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to the Subscriber certain convertible notes of the Company having the terms set forth in the Terms and Conditions set forth in Exhibit A thereto;

WHEREAS, in light of the current trading price of the Company’s Class A ordinary shares, and in connection with the remaining drawdowns under the Note Subscription Agreement, the Company, the Commitment Party, and the Subscribers desire to amend the Terms and Conditions to modify the multiplier used in the “Reset Conversion Rate” definition.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Note Subscription Agreement, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Amendment. The parties hereby agree to amend the Terms and Conditions as follows: the definition of “Reset Conversion Rate” shall be amended by replacing it in its entirety with the following:

““Reset Conversion Rate” means 1,000 divided by the product of (A) Reset Price and (B) 1.05.”

2.	Miscellaneous. The parties hereto hereby agree that Sections 8(a), 8(d), 8(e), 8(o), 8(p), 8(q), 8(r) and 8(w) of the Note Subscription Agreement shall apply to this Amendment, mutatis mutandis. Except as expressly provided in this Amendment, all of the terms and provisions in the Note Subscription Agreement are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Note Subscription Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Note Subscription Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Note Subscription Agreement, as amended by this Amendment. The Note Subscription Agreement, as amended by this Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Note Subscription Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Note Subscription Agreement as of the date first set forth above.

COMPANY

MARTI TECHNOLOGIES, INC.

By:	/s/ Cankut Durgun
Name: Cankut Durgun
Title: President and Director

COMMITMENT PARTY

CALLAWAY CAPITAL MANAGEMENT, LLC

By:	/s/ Daniel Freifeld
Name: Daniel Freifeld
Title: Managing Member

SUBSCRIBERS

405 MSTV I LP

By:	/s/ Nick Rontiris
Name: Nick Rontiris
Title: General Counsel

CALLAWAY CAPITAL MANAGEMENT, LLC

By:	/s/ Daniel Freifeld
Name: Daniel Freifeld
Title: Managing Member

NEW HOLLAND TACTICAL ALPHA FUND LP

By:	/s/ Nick Rontiris
Name: Nick Rontiris
Title: General Counsel

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